Exhibit 99.1

Todd Patrick, Chief Executive Officer Brian Varnum, President and Chief Development Officer Steve Martin, Chief Financial Officer May 14, 2019 NYSE American: ARMP

2 I This presentation contains “forward - looking” statements that involve risks, uncertainties and assumptions . If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward - looking statements . All statements other than statements of historical fact could be deemed forward - looking, including, but not limited to : the potential future of antibiotic resistance ; the ability for bacteriophage therapies to disrupt and destroy biofilms and restore sensitivity to antibiotics ; the planned development strategy, presenting data to regulatory agencies and defining planned clinical studies ; the expected timing of additional clinical trials, including Phase 1 b/Phase 2 or registrational clinical trials ; the drug product candidates to be supplied by Armata for clinical trials ; bacteriophage technology being uniquely positioned to address the global threat of antibiotic resistance ; the protection of intellectual property ; the activities to be performed by specific parties in connection with clinical trials or expanded access cases ; the potential use of bacteriophages to treat bacterial infections ; research and development plans ; the development of bacteriophage - based therapies ; the ability to select combinations of phages to formulate product candidates ; the ability to manufacture product candidates ; pursuit of additional indications ; the safety and efficacy of product candidates ; collaborations with third parties and the potential markets and market opportunities for product candidates ; potential market growth ; our partnership with Merck, known as MSD outside of the United States and Canada ; and any statements of assumptions underlying any of the items mentioned . These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance . Actual results could differ materially from our current expectations . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward - looking statements will be achieved or occur . Moreover, we undertake no obligation to update publicly any forward - looking statements for any reason to conform these statements to actual results or to changes in our expectations except as required by law . We refer you to the documents that we file from time to time with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K . These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause the actual results to differ materially from those contained in forward - looking statements . Forward Looking Statement

3 I • Natural phage discovery and synthetic biology yield robust pipeline – Phase 1/2 ready S. aureus natural phage product candidate – P. aeruginosa phage product candidates • Pneumonia and cystic fibrosis natural phage product candidates identified • Synthetic phage with improved pharmacology engineered – Merck partnership to develop proprietary synthetic phage to target an undisclosed infectious disease agent • Phage - specific GMP drug manufacturing facilities – In - house manufacturing offers cost efficiency and speed to clinic – In - house formulation provides flexible approach to product form • Strong Board and Executive leadership team – Seasoned drug development team – Successful track record in capital raises, M&A, and exits • Sound capital structure – $16 million cash on hand – Traded on NYSE American: ARMP Investment Highlights A World - Leader in Phage Therapeutics

4 I Armata Stands on Long History of Phage Development M&A Yields Leading Phage Company Biocontrol Ltd. Pre - IND S. aureus and P. aeruginosa phage SGI Asset Acquisition Synthetic phage platform ▪ Pseudomonas program ▪ Pharma partnered program GMP Facility 25 MDR Cases Under EIND Targeted Antimicrobial Clinical Trials GMP Facility Novolytics Ltd.

5 I Leadership and Board of Directors Diverse Public Company Drug Development Expertise Management Todd R. Patrick CEO Steve Martin CFO Brian Varnum President and CDO Duane Morris VP, Operations Board of Directors Richard Bastiani Chair Joseph M. Patti Richard Bear Michael S. Perry Jeremy Curnock Cook Todd R. Patrick H. Stewart Parker Syntex Syntex

6 I Unmet Need in Antibiotic Resistant Infections Phages May Provide a Solution to an Urgent Public Health Threat

7 I • The most ubiquitous organisms on Earth • Natural predators of bacteria • Highly targeted, exists in harmony with prey – Specific phage engineering can enhance their killing ability, lowers resistance • Low cost of goods – Low cost to manufacture a dose – Replication at site of infection; requires fewer doses • Prior history as therapeutic agent – Antibiotics displaced phage use, drug - resistant threat revitalized phage use Bacteriophages (Phages) Purposeful. Precise. Powerful.

8 I Mechanism of Action Distinct From Antibiotics Phage Infection Lyses Target Cell, Yields Progeny Phage binds target bacteria Injection of phage DNA, replication, and production of phage proteins Phage assembly Bacterial cell bursts, releasing progeny phages that then bind neighboring target bacteria Cycle repeats. Reinfection results in an exponential increase in the number of lysed bacteria

9 I Pipeline Multiple Opportunities for Value Creation Pathogen Indications Discovery Preclinical Phase 1 Phase 2 Staphylococcus aureus Bacteremia Pseudomonas aeruginosa Respiratory Undisclosed Undisclosed Partnered AP - SA01 Phage libraries to address market expansion and new indications

10 I AP - SA01 Phage Product Candidate Targeting S. aureus Drug product 3 natural phages Covers >95% of S. aureus clinical isolates, including multidrug - resistant isolates Human dosing (US FDA: EIND; Aust TGA: SAS) 15 patients with serious infections not responding to antibiotics • Bacteremia, endocarditis, ventilator - associated pneumonia, periprosthetic joint infection IV administration well tolerated Investigator assessment indicates high degree of treatment success

11 I AP - SA01 Advanced Through Pre - IND Meeting • Highlighted prior human exposure under expanded access programs in U.S. and Australia • General agreement on proposed trial designs (Phase 1/2) • Nonclinical data not required; in line with FDA’s flexible approach to non - traditional antimicrobials Source: Twitter Sept. 16, 2018

12 I Bacteremia Lead Indication for AP - SA01 • 1.5 million Americans develop bacteremia each year resulting in ~250,000 deaths 1 • 1 in 3 patients who die in hospital have bacteremia 1 • The most costly condition treated at U.S. hospitals; ~$24 billion annually 2 • S. aureus is the second most common pathogen associated with bacteremia – 150,000 cases per year – 30,000 deaths 3,4 1. CDC Data & Reports. https://www.cdc.gov/sepsis/datareports/index.html. Updated August 25, 2017. 2. Agency for Healthcare Research and Quality Healthcare Cost and Utilization Project Statistical Brief No. 204. May 2016 3. Savage R. et al. 2016. CMAJ Open DOI:10.9778/cmajo.20160074 \ 4. Bassetti M et al. 2017. PLoS ONE; 12(2): e0170236 27.8% 5.0% 6.0% 6.6% 7.6% 8.3% 11.0% 12.4% 15.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% OTHER PSEUDOMONAS STREPTOCOCCUS CANDIDA SPP. KLEBSIELLA SPP. COAGULASE ENTEROCOCCUS S. AUREUS ESCHERICHIA COLI

13 I • Phase 1b/2a study in S. aureus bacteremia – Dose escalation – PK/PD with efficacy endpoints – Safety and tolerability – Cohort expansion • Recruit additional patients to optimized dose and schedule determined in Phase 1b • Pursuit of additional indications – Seek synergies between Staphylococcus and Pseudomonas cocktails AP - SA01 Path Forward IND Filing Mid - 2019 for Phase 1/2 Study

14 I Synthetic Pseudomonas Phage Product Candidate Improving Natural Phage Through Engineering Natural phage provide basis for engineering 4 phage drug candidates identified 2 phage engineered Improved product characteristics through engineering Expanded host range Improved bactericidal and biofilm activity Phage - based diagnostic Rapid test identifies treatable patients Biofilm Eradication by Natural & Synthetic Phage Natural Synthetic 0 20 40 60 80 100 % E r a d i c a t e d Natural Synthetic ~2 - fold improvement

15 I Pseudomonas Phage Production and Formulation Liquid formulation for first - in - human trial • Suitable for IV and inhalation Successful manufacturing of first 2 Pseudomonas phage • GMP lots at intended Phase 1 scale Test Specification Synthetic Phage 1 Phage 2 Potency (PFU/mL) ≥1 x 10 9 1.76 x 10 9 1.79 x 10 9 Endotoxin (EU/mL) ≤100 0.25 2.5 Sterility No growth No growth No growth

16 I Planned Phase 1b First - In - Human study: • Demonstrate safety of synthetic phage and identify dose and ROA for efficacy studies • Patients with confirmed drug - resistant P. aeruginosa lung infections • Test phage - based Dx as tool to identify patients with susceptible isolates Next steps: • Conclude GMP manufacturing • File pre - IND Synthetic Pseudomonas Phage Path Forward Near - Term Pre - IND Meeting, Anticipate Clinical Entry 2020

17 I Indication - Centric Approach Pseud and Staph Cover Significant Proportion of Respiratory Infections Pseudomonas aeruginosa • Covers ~20% of hospitalized pneumonia • Present in ~70% of chronic CF patients over age 25 – Major predictor of morbidity, mortality Staphylococcus aureus • Covers ~30 - 40% of hospitalized pneumonia – 50% MRSA • Present in 50 - 80% of CF patients – MRSA infection associated with decreased survival >50% HAP/VAP/HCAP CF Lung Infections: Prevalence of Infecting Organisms Over Time

18 I Class - Leading cGMP Manufacturing In - House CMC Capabilities Facilitate Rapid Advancement of Phage Into Clinic • Process development: fermentation, clarification, purification • Bioanalytical method development • Quality management systems in place (QC and QA) • cGMP production, aseptic fill and finish, release of CTM Marina del Rey, CA Ljubljana, Slovenia Facility Size 35,000 sf 3,400 sf cGMP Manufacturing Clean Rooms 5,400 sf 2,000 sf 3,400 sf 1,000 sf License/Certification Department of Public Health Drug Manufacturing GMP Compliance, Agency for Medicinal Products

19 I Strong Global IP Position Through Pending and Issued Patents 12 Patent Families, Long - Life Patents, Patents Granted in all Major Jurisdictions Expiries through 2038 Armata’s patents and applications cover: Lead therapeutic phage cocktails (Staphylococcus and Pseudomonas) and uses thereof Composition of a synthetically engineered P. aeruginosa phage Compositions of and methods for in vitro viral genome engineering Phage combinations for treating biofilm infections Co - treatment with phages and antibiotics Methods to design therapeutic combination panels of bacteriophage Bacteriophage mutants having increased bacterial host spectra Jurisdiction Issued Pending U.S. 9 11 R.O.W. 47 18

20 I AP - SA01 • Initiate Phase 1/2 clinical study in bacteremia Pseudomonas synthetic phage candidate • Conduct Pre - IND meeting and file IND • Initiate first - in - human clinical study Corporate Partnership • Achieve 1 st milestone in Merck - partnered synthetic phage program Anticipated Milestones 2019/2020

21 I Investment Highlights A World - Leader in Phage Therapeutics Lead candidate, AP - SA01, to enter clinical development in mid - 2019 Natural phage discovery and synthetic biology yield robust pipeline Merck partnership to develop proprietary synthetic phage to target an undisclosed infectious disease agent Phage - specific GMP drug manufacturing facilities Strong Board and Executive leadership team Sound capital structure with $16 million of cash on hand